UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 15, 2003
(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation	Commission File Number	IRS Employer Identification No
(State or other Jurisdiction of Incorporation)	000-31257	84-1421844

380 Interlocken Crescent, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

Telephone Number (303) 460-9200

(Registrant’s telephone number, including area code)

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ITEM 8. CHANGE IN FISCAL YEAR
SIGNATURE

ITEM 8. CHANGE IN FISCAL YEAR

The Board of Directors, by a resolution approved on January 15, 2003, has elected to change the Registrant’s fiscal year from January 1 to December 31 to February 1 to January 31, commencing February 1, 2003. The first changed fiscal year shall be from February 1, 2003 to January 31, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation

By:	/s/ Thomas O. McGimpsey Thomas O. McGimpsey Vice President of Corporate Development, General Counsel and Secretary

Dated: January 15, 2003

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